Exhibit 10.2

Certain material (indicated by three asterisks in brackets [***]) has been omitted from this document because it is both (1) not material and (2) would be competitively harmful if publicly disclosed.

March 31, 2022

Mesa Air Group, Inc.

410 N. 44th Street, Suite 700

Phoenix, AZ 85008

Attn:  President and Chief Executive Officer

RE: Amendment No. 7 – Supportability; Primary Driver Rates

Ladies and Gentlemen,

Reference is made to that certain Amended and Restated Capacity Purchase Agreement, dated as of November 19, 2020 and made effective as of January 1, 2020, between American Airlines, Inc., a Delaware corporation (“American”) and Mesa Airlines, Inc., a Nevada corporation (“Contractor”) (as amended by American and Contractor from time to time in accordance with the provisions thereof pursuant to that certain Amendment No. 1 dated as of December 22, 2020, that certain Amendment No. 2 dated as of April 9, 2021, that certain Amendment No. 3 dated as of April 19, 2021, that certain Amendment No. 4 dated as of June 9, 2021, that certain Limited Waiver and Amendment No. 5 dated as of August 9, 2021, and that certain Limited Waiver and Amendment No. 6 dated as of February 4, 2022, and together with all attachments, exhibits and schedules thereto, the “Capacity Purchase Agreement”). Capitalized terms used but not defined in this amendment (this “Amendment No. 7”) shall have the meanings set forth in the Capacity Purchase Agreement.

For and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree as follows:

1.	Amendments.

a.	Section 6.14(c) of the Capacity Purchase Agreement (Late Reduced Crew Estimates) is hereby amended to add the following to the end of the first sentence thereof: [***]
b.	Section 6.14(d) of the Capacity Purchase Agreement (Reporting Failure) is hereby amended to add the following to the end thereof: [***]
c.

The introductory phrase of the first paragraph of Section II.A. of Schedule 5 of the Capacity Purchase Agreement (Determination of Primary Driver Rates for [***]) is hereby deleted in its entirety and replaced as follows:

[***]

d.

The introductory phrase of the first paragraph of Section II.B. of Schedule 5 of the Capacity Purchase Agreement (Determination of Primary Driver Rates for [***]) is hereby deleted in its entirety and replaced as follows:

[***]

4895-8286-1312 v.8

Certain material (indicated by three asterisks in brackets [***]) has been omitted from this document because it is both (1) not material and (2) would be competitively harmful if publicly disclosed

e.	Section IV.B. of Schedule 5 of the Capacity Purchase Agreement (Controllable On-Time Departure) is hereby amended by adding the following Section 2 to the end thereof:

“2.[***]

f.	Section IV.C. of Schedule 5 of the Capacity Purchase Agreement (Controllable Completion Rate) is hereby amended by adding the following Section 2 to the end thereof:

“2.[***]

2.	Additional Agreements.
a.	[***]
b.

[***] Contractor and (to the extent that any of the following is claiming by, through or otherwise on behalf of Contractor (including on any derivative basis)) its members, employees, officers, successors and assigns hereby release American and its Affiliates and their respective employees, officers, agents, subsidiaries, successors and assigns, from any and all claims, duties, obligations, liabilities and rights or causes of action under or related to the [***]

3.	Miscellaneous.
a.	This Amendment No. 7 shall become effective as of the date first set forth above upon satisfaction of all of the following conditions precedent:
i.	Receipt by each Party of a copy of this Amendment, duly executed and delivered by American and Contractor.
b.

The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement or in any other Related Agreement is true and correct in all material respects on the date first set forth above.

c.

Any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by the Parties. Each Party hereby agrees that the terms and conditions set forth herein shall in no manner affect or impair the liabilities, duties and obligations of such Party under the Capacity Purchase Agreement.

d.

If any of the terms or provisions of this Amendment No. 7 conflict with any terms or provisions of the Capacity Purchase Agreement, then the terms and provisions of this Amendment No. 7 shall govern and control.  To the extent a matter is not addressed in this Amendment No. 7, the terms of the Capacity Purchase Agreement shall apply in all respects and the same shall be given full force and effect.

e.

THIS AMENDMENT NO. 7, THE CAPACITY PURCHASE AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE

4895-8286-1312 v.8

Certain material (indicated by three asterisks in brackets [***]) has been omitted from this document because it is both (1) not material and (2) would be competitively harmful if publicly disclosed

CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
f.

This Amendment No. 7 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 7 shall extend to and bind the successors and assigns of the respective Parties hereto.  Each Party shall take all reasonable commercial actions in order to effectuate the intent of this Amendment No. 7.

Kindly countersign below to indicate Contractor’s agreement to the terms of this Amendment No. 7.

[Signature page follows.]

4895-8286-1312 v.8

Sincerely,

AMERICAN AIRLINES, INC.

_______________/s/ Brandon Kahle_________________________

Signature

________________________________________

Name

________________________________________

Title

________________________________________

Date

Accepted and Agreed:

MESA AIRLINES, INC.

_____________/s/ Michael Lotz___________________________

Signature

________________________________________

Name

________________________________________

Title

________________________________________

Date

Signature Page to Amendment No. 7